UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 4, 2010
________________________________

Znomics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 103
Minneapolis, MN  55305
 (Address of principal executive offices, including zip code)

(503) 827-5271
(Registrant’s telephone number, including area code)

2611 SW Third Ave. Suite 200
Portland, OR  97201
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On February 10, 2010, Znomics, Inc. (the “Company”) obtained a letter agreement from Mark Philip (the “Philip Letter Agreement”). As previously announced, Mr. Philip resigned as chief executive officer on October 18, 2009. Pursuant to the Philip Letter Agreement, Mr. Philip acknowledged that his agreements with the Company, including the Employment Agreement dated August 14, 2008 and the Letter Agreement dated December 4, 2008, have been terminated and that no further compensation or benefits are owed to him thereunder. The Consulting Agreement dated October 20, 2009 between Mr. Philip and the Company and Mr. Philip’s Common Stock Purchase Warrant dated May 26, 2009 (amended as described below), will remain in effect. As consideration for Mr. Philip’s release of claims and his agreement to amend his 2009 Warrant, the Company agreed to pay Mr. Philip a total of $500.

On February 10, 2010, the Company cancelled warrants to purchase an aggregate of 237,495 shares of Company Common Stock at $1.50 per share, which warrants were issued in connection with the Company’s November 5, 2007 reverse merger and held by two warrant holders. In exchange for cancelling the warrants, the Company issued an aggregate of 4,950 shares of Common Stock to the two warrant holders.

On February 10, 2010, four of the Company’s current and former officers agreed to amend warrants to purchase an aggregate of 1,441,780 shares of Company Common Stock at $0.03 per share, which warrants were issued in May 2009 (the “2009 Warrants”). In exchange for aggregate cash consideration of $600 (not including the above-disclosed consideration to Mr. Philip), the warrant holders agreed to relinquish their right, upon any subsequent sale of equity by the Company at a price per share lower than the exercise price, to receive a reduction in the exercise price for the warrant and additional warrant shares. The Company also executed identical warrant agreement amendments for warrants to purchase an aggregate of 244,730 shares of Common Stock issued to two former employees in May 2009.

The Company terminated its agreements and relationships with Cascade Summit, LLC, its managing member, David N. Baker, and their affiliates (collectively, “Cascade”), pursuant to a Letter Agreement effective January 4, 2010 (the “Cascade Letter Agreement”). The terminated agreements include but are not limited to an Advisory Agreement dated April 29, 2009 and a Consulting Agreement dated April 18, 2008. Under the Cascade Letter Agreement, Cascade released all claims that it may have against the Company in exchange for the Company’s payment of $25,000 to Mr. Baker. In addition, certain Company stockholders (not including any of the Purchasers) agreed to transfer an aggregate of 300,000 shares of Company Common Stock to Cascade, to make an aggregate cash payment of $15,000 to Mr. Baker and to make an aggregate cash payment of $10,000 to Mr. Baker promptly following the conclusion of the reverse merger or other transaction that effects a transition of the Company into an operating company, or June 30, 2011, whichever occurs first.

On February 10, 2010, the Company obtained formal acknowledgments from current and former officers and directors. All persons who have Indemnification Agreements with the Company acknowledged that the Company has satisfied its obligations thereunder to maintain a trust and certain levels of insurance protection.

On February 10, 2010, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with nine individuals and entities (the “Purchasers”). Pursuant to the Stock Purchase Agreement, on February 10, 2010, the Company issued 40,811,886 shares of common stock (the “Shares”) for total consideration of $125,000 (the “Purchase Price”), paid in cash upon issuance of the Shares. Certain of the Purchasers have been elected as directors and officers of the Company, as further described in Item 5.02 below. The Stock Purchase Agreement and related transactions were approved by the Company’s Board of Directors and stockholders who owned a majority of the outstanding shares of Company Common Stock prior to the issuance of the Shares.

In connection with the Stock Purchase Agreement, the Company and the Purchasers entered into a Registration Rights Agreement dated February 10, 2010 (the “Registration Rights Agreement”). The Registration Rights Agreement gives the Purchasers certain demand and piggyback registration rights.

On February 10, 2010, the Company executed Discretionary Advance Secured Promissory Notes in favor of each Purchaser (the “Discretionary Notes”), who may make advances to the Company from time to time. The amounts due under the Discretionary Notes, if any, will accrue interest at an annual rate of 5% and be due on the earlier to occur of a business combination between the Company and an operating business and February 10, 2013, or upon the Company’s insolvency or a material breach of the Stock Purchase Agreement. The Discretionary Notes are secured by all of the Company’s assets.

The Company has retained Cherry Tree & Associates, LLC (“Cherry Tree & Associates”) as its exclusive financial advisor for the purpose of identifying an acquisition or business combination with an operating business, pursuant to an Engagement Agreement dated February 10, 2010 (the “Engagement Agreement”). Cherry Tree & Associates is an investment banking firm located in Minneapolis, Minnesota that is affiliated with certain of the Purchasers. Specifically, Tony J. Christianson and Gordon F. Stofer, who each directly and indirectly beneficially own 35.2% of the Company’s fully diluted capital stock following the issuance of Shares and who have been elected as directors and as Chairman and Chief Executive Officer, respectively, together own 100% of the equity of Cherry Tree & Associates. David G. Latzke, who beneficially owns 3.8% of the Company’s fully diluted capital stock following the issuance of Shares and has been appointed as Chief Financial Officer of the Company, is an employee of Cherry Tree & Associates and certain affiliated entities. The Company will pay Cherry Tree & Associates a completion fee of 1% of the consideration it obtains in any transaction that is contemplated by the Engagement Agreement. The Engagement Agreement expires on the earlier of February 10, 2013 or termination by either party, provided that Cherry Tree & Associates remains entitled to a completion fee under certain circumstances if the Company consummates a contemplated transaction within twelve months after termination of the Engagement Agreement.

On February 10, 2010, the Company issued a press release describing the foregoing events, a copy of which is attached hereto as Exhibit 99.1.

The foregoing summaries of the Philip release, the amendment to the 2009 Warrants, the Cascade release, the officer and director acknowledgements, the Share issuance and transactions contemplated in connection with the Share issuance do not purport to be complete and are qualified in their entirety by reference to the Philip Letter Agreement, the Amended Form of 2009 Warrant, Cascade Letter Agreement, Form of Officer/Director Acknowledgement, Stock Purchase Agreement, Registration Rights Agreement, Form of Discretionary Note and Engagement Agreement, copies of which are attached hereto as Exhibits 10.1, 4.1, 10.2, 10.3, 2.1, 10.4, 10.5, and 10.6, respectively, and are incorporated herein by reference.

Item 1.02                      Termination of a Material Definitive Agreement

The disclosure in Item 1.01 above relating to the Cascade Letter Agreement and cancellation of certain warrant agreements is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets

The disclosure in Item 1.01 above relating to the Stock Purchase Agreement and related transactions is incorporated herein by reference. Immediately prior to the transactions contemplated by the Stock Purchase Agreement, the Company was a “shell company” as that term is defined by federal securities laws. Following such transactions, the Company remained a shell company, but the issuance of the Shares pursuant to the Stock Purchase Agreement resulted in a change of control of the Company, as further described in Item 5.01 below.

Reference is made to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, to its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, all of which are on file with the Securities and Exchange Commission and incorporated herein by reference. The disclosure in Items 1.01, 3.02, 5.01 and 5.02 of this Current Report is also incorporated herein by reference.

The following table sets forth the number of shares of Common Stock beneficially owned as of February 10, 2010, by: (i) each person known to the Company to currently be the beneficial owner of more than 5% of its outstanding Common Stock; (ii) each current executive officer and director; and (iii) current executive officers and directors as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Beneficial Ownership of Current Directors, Executive Officers and 5% Holders
as of February 10, 2010, Following Issuance of Shares

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Tony J. Christianson(1)	19,181,586	36.5%
Gordon F. Stofer(2)	19,181,586	36.5%
John C. Bergstrom	2,040,594	3.9%
Kerry D. Rea(3)	249,600	*
David G. Latzke	2,040,594	3.9%
All Current Officers and Directors as a Group (5 persons)	40,653,366	77.0%
_________________
* Less than 1%

(1) Includes 8,570,496 shares held by Adam Smith Growth Partners, LP, 2,040,594 shares held by Cherry Tree Companies, LLC and 4,285,248 shares held by The Paige Christianson Family Trust. Mr. Christianson may be deemed to share beneficial ownership of shares beneficially owned by Adam Smith Growth Partners, LP and Cherry Tree Companies, LLC by virtue of his status as a controlling owner of such entities, and may be deemed to have beneficial ownership of the shares owned by The Paige Christianson Family Trust, the trustee of which is Mr. Christianson’s wife. Mr. Christianson expressly disclaims beneficial ownership of any shares held by Adam Smith Growth Partners, LP, Cherry Tree Companies, LLC and The Paige Christianson Family Trust, except to the extent of his pecuniary interest in such entities.

(2) Includes 4,285,248 shares held by the S-T Investment Trust and 2,040,594 shares held by Cherry Tree Companies, LLC. Mr. Stofer may be deemed to share beneficial ownership of shares beneficially owned by Cherry Tree Companies, LLC by virtue of his status as a controlling owner of such entity, and may be deemed to have beneficial ownership of the shares owned by the S-T Investment Trust by virtue of his status as a trustee. Mr. Stofer expressly disclaims beneficial ownership of any shares held by Cherry Tree Companies, LLC and the S-T Investment Trust, except to the extent of his pecuniary interest in such entities.

(3) Includes warrants to purchase 243,350 shares of Common Stock exercisable within 60 days of February 10, 2010.

The following table sets forth the number of shares of Common Stock beneficially owned as of February 10, 2010, by: (i) each person who was a named executive officer during the Company’s last completed fiscal year; (ii) each person who was a director immediately preceding the issuance of Shares; and (iii) all former directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Beneficial Ownership of Former Directors and Executive Officers
as of February 10, 2010, Following Issuance of Shares

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Dwight A. Sangrey(1)	728,090	1.4%
Mark Philip(2)	632,030	1.2%
Roger Cone	838,678	1.6%
Richard Sessions(3)	839,566	1.6%
Stephen Kurtz(4)	905,739	1.7%
Kerry D. Rea(5)	249,600	*
Bruce Beutel(6)	353,900	*
All Former Officers and Directors as a Group (7 persons)	4,547,603	8.4%
_________________
* Less than 1%

(1) Includes options to purchase 25,000 shares of common stock exercisable within 60 days of February 10, 2010.
(2) Includes warrants to purchase 625,780 shares of Common Stock exercisable within 60 days of February 10, 2010.
(3) Includes options to purchase 122,030 shares of Common Stock exercisable within 60 days of February 10, 2010.
(4) Includes warrants to purchase 225,000 shares of Common Stock exercisable within 60 days of February 10, 2010.
(5) Includes warrants to purchase 243,350 shares of Common Stock exercisable within 60 days of February 10, 2010.

(6) Includes warrants to purchase 347,650 shares of Common Stock exercisable within 60 days of February 10, 2010. Mr. Beutel resigned as Chief Scientific Officer on June 3, 2009.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
                                       Arrangement of a Registrant

The disclosure in Item 1.01 above relating to the Company’s payment of $25,000 to David N. Baker pursuant to the Cascade Letter Agreement, which payment was made January 4, 2010, and the Company’s potential obligations under the Discretionary Advance Secured Promissory Notes is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

The disclosure in Item 1.01 above relating to the Company’s issuance of Shares under the Stock Purchase Agreement and the Company’s issuance of shares in connection with the cancellation of  certain warrants is incorporated herein by reference. In addition, on February 10, 2010, the Company issued 4,000 shares of Company Common Stock to each of two former consultants in exchange for services rendered. The issuances were made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer.  The Company did not pay underwriter discounts or commissions in connection with either transaction.

Item 3.03                      Material Modification to Rights of Security Holders

The disclosure in Item 1.01 above relating to the cancellation of certain warrants, the underlying stock of which is registered on the Company’s Registration Statement on Form S-1, File No. 333-148220, is incorporated herein by reference.

Item 5.01                      Changes in Control of the Registrant

The disclosure in Item 1.01 above relating to the Stock Purchase Agreement and related transactions is incorporated herein by reference. The issuance of Shares pursuant to the Stock Purchase Agreement resulted in a change of control of the Company. Upon the issuance of the Shares, the Purchasers became beneficial owners of 75% of the Company’s fully diluted capital stock and approximately 78% of the Company’s outstanding common stock. Immediately prior to execution of the Stock Purchase Agreement, the current officers and directors of the Company resigned and a majority of the pre-transaction voting power of the stockholders approved the election of Tony J. Christianson, Gordon F. Stofer, John C. Bergstrom and Kerry D. Rea, the Company’s former Chief Financial Officer, as directors, pursuant to a non-binding understanding among the Purchasers and the Company that the Purchasers would control a majority of the Board of Directors following the issuance of the Shares.

Item 5.02                      Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain
                                       Officers; Compensation Arrangements of Certain Officers

On February 10, 2010, Mark Philip and Richard Sessions resigned as directors, Stephen Kurtz resigned as Secretary and director, Dwight Sangrey resigned as Chairman, Chief Executive Officer and director and Kerry D. Rea resigned as Chief Financial Officer. On the same date, the Company appointed Tony J. Christianson as Chairman, Gordon F. Stofer as Chief Executive Officer and David G. Latzke as Chief Financial Officer and Secretary.

Also on February 10, 2010, a majority of the pre-transaction voting power of the stockholders approved the election of Tony J. Christianson, Gordon F. Stofer, John C. Bergstrom, and Kerry D. Rea, the Company’s former Chief Financial Officer, as directors, pursuant to a non-binding understanding among the Purchasers and the Company that the Purchasers would control a majority of the Board of Directors following the issuance of the Shares. The Board has determined that John Bergstrom is “independent” as defined by NASDAQ listing standards. In determining Mr. Bergstrom’s independence, the Board considered that Mr. Bergstrom owns approximately 3.8% of the Company’s outstanding common stock.

The Board does not presently intend to establish committees. Because the Company has no operations, limited decision-making is required with respect to the responsibilities that would typically be delegated to a registrant’s nominating, compensation and audit committees. All directors will participate in decisions relating to director nominations and executive and director compensation. The Board has determined that the Company’s executive officers and directors will not be compensated for their services at this time. The Company’s governing documents provide that it will indemnify directors and officers to the fullest extent permitted by Nevada law.

Tony J. Christianson, 57, co-founded the Cherry Tree family of companies, an affiliated group of investment banking, venture capital and asset management firms in Minneapolis (collectively, “Cherry Tree”), in 1981 and currently serves as the Chairman of Cherry Tree Companies, LLC. Mr. Christianson has been a director of numerous public and private companies over his career and is currently a director of Artic Cat Inc., Dolan Media Company, Peoples Educational Holdings, Inc., Ameripride Services and Titan Machinery Inc. Mr. Christianson is a graduate of Saint John’s University in Collegeville, Minnesota, B.S., and Harvard Business School, M.B.A.

Gordon F. Stofer, 62, co-founded Cherry Tree in 1981 and currently serves as the Chief Executive Officer of Cherry Tree Companies, LLC. Mr. Stofer has also served as a director of Insignia Systems, Inc. since February 1990. Mr. Stofer has been a director of numerous public and private companies over the past 30 years. Mr. Stofer is a graduate of Cornell University, B.S., and Harvard Business School, M.B.A.

David G. Latzke, 50, has been a Managing Director of Cherry Tree Companies, LLC since January 2007.  Prior to joining Cherry Tree, Mr. Latzke was the Senior Vice President, Chief Financial Officer and Secretary of SoftBrands, Inc., a publicly held software company, from August 2001 through June 2006.  Mr. Latzke joined Fourth Shift Corporation, a publicly held software company in 1993 and was its chief financial officer until it was acquired by AremisSoft, the former parent of SoftBrands, in April 2001. Mr. Latzke served as a Divisional CFO from April 2001 until August 2001. Prior to his tenure at Fourth Shift, Mr. Latzke was an eleven-year veteran of Arthur Andersen, in its audit and business advisory group. Mr. Latzke is a graduate of the University of Northern Iowa, B.A.

John C. Bergstrom, 49, has been a partner in RiverPoint Investments, Inc., a St. Paul, MN based business and financial advisory firm, since 1995. Mr. Bergstrom is also a director of Peoples Educational Holdings, Inc., Dolan Media Co., Tecmark, Inc., Instrumental, Inc., JobDig, Inc., and Creative Publishing Solutions, Inc. Mr. Bergstrom is a graduate of Gustavus Adolphus College, B.A., and the University of Minnesota, M.B.A.

Kerry D. Rea, 51, served as Chief Financial Officer of the Company from November 2007 until February 10, 2010. Mr. Rea was a consultant from 2006 to November 2007. From 2004 to 2006 he served as Vice-President and Controller of AccessLine Communications, and served in various consulting roles from 2003 to 2004. From 1997 to 2002 he was Vice President of Finance and Vice President and Controller for Electric Lightwave. Mr. Rea is a graduate of Oregon State University, B.S.B.A. and Portland State University, M.Tax.

The disclosure in Item 1.01 above relating to the transactions with the Company’s newly elected officers and directors, including the Registration Rights Agreement, Discretionary Notes and Engagement Agreement, is incorporated herein by reference.

The disclosure in Item 1.01 above relating to the transactions with the Company’s former officers and directors, including the Philip Letter Agreement, the amendment to the 2009 Warrants and the amendment to the Indemnification Agreements, is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Shell company transactions:  Pro forma financial information is not required by Article 11 of Regulation S-X.

(d)           Exhibits:

                   2.1Stock Purchase Agreement dated February 10, 2010. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Company undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

Exhibit A                                Schedule of Purchasers

Schedule 4.4                          Litigation
Schedule 4.6                          Broker’s and Finder’s Fees
Schedule 4.7                          Capitalization
Schedule 4.12                        Absence of Undisclosed Liabilities
Schedule 4.13                        Changes Since Company Balance Sheet Date
Schedule 4.15                        Company Employee Benefit Plans
Schedule 4.16                        Interested Party Transactions
Schedule 4.18                        Obligations to or by Stockholders
Schedule 4.19                        Contracts
Schedule 4.21                        Employees
Schedule 4.23                        Tangible Assets
Schedule 4.24                        Insurance Coverage
Schedule 4.26                        Liabilities

                  4.1Amended Form of 2009 Warrant
                  10.1Philip Letter Agreement dated February 10, 2010
                  10.2Cascade Letter Agreement effective January 4, 2010
                  10.3Form of Officer/Director Acknowledgement
                  10.4Registration Rights Agreement dated February 10, 2010
                  10.5Form of Discretionary Note dated February 10, 2010
                  10.6Engagement Agreement dated February 10, 2010
                  99.1Press release dated February 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2010

ZNOMICS, INC.

/s/ David G. Latzke
David G. Latzke
Chief Financial Officer

EXHIBIT INDEX

Znomics, Inc.
Form 8-K Current Report

Exhibit
Number	Description
2.1
Stock Purchase Agreement dated February 10, 2010. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Company undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:
Exhibit A                                Schedule of Purchasers

Schedule 4.4                          Litigation
Schedule 4.6                          Broker’s and Finder’s Fees
Schedule 4.7                          Capitalization
Schedule 4.12                        Absence of Undisclosed Liabilities
Schedule 4.13                        Changes Since Company Balance Sheet Date
Schedule 4.15                        Company Employee Benefit Plans
Schedule 4.16                        Interested Party Transactions
Schedule 4.18                        Obligations to or by Stockholders
Schedule 4.19                        Contracts
Schedule 4.21                        Employees
Schedule 4.23                        Tangible Assets
Schedule 4.24                        Insurance Coverage
Schedule 4.26                        Liabilities

4.1	Amended Form of 2009 Warrant
10.1	Philip Letter Agreement dated February 10, 2010
10.2	Cascade Letter Agreement effective January 4, 2010
10.3	Form of Officer/Director Acknowledgement
10.4	Registration Rights Agreement dated February 10, 2010
10.5	Form of Discretionary Note dated February 10, 2010
10.6	Engagement Agreement dated February 10, 2010
99.1	Press Release dated February 10, 2010